EXHIBIT 4.5

                        AMENDED AND RESTATED BORROWER PLEDGE AGREEMENT


               THIS AMENDED AND RESTATED BORROWER PLEDGE AGREEMENT is made and entered into as of July 31, 1996, by and between GRAY COMMUNICATIONS SYSTEMS, INC., a Georgia corporation (the "Pledgor"), and NATIONSBANK, N.A. (the "Pledgee"), as administrative agent for itself and the other financial institutions listed on the signature pages of the Loan Agreement (as defined below), and their successors and assigns. The Pledgee and such other financial institutions may be referred to hereinafter individually as a "Bank" or collectively as the "Banks".

                                    RECITALS

               A. The Pledgor owns issued and outstanding capital stock of the corporations listed on Exhibit A attached hereto (collectively, the "Companies" and individually, a "Company") in the amounts set forth on Exhibit A, in each case, as Exhibit A may be supplemented from time to time in accordance with
Section 29 hereof.

               B. The Pledgor, NationsBank, N.A., as Administrative Agent and Syndication Agent (each as defined in the Loan Agreement defined below), KeyBank National Association, as Documentation Agent (as defined in the Loan Agreement defined below), and the other Banks (as defined in the Loan Agreement defined below) have entered into that certain Amended and Restated Loan Agreement dated as of even date herewith (as the same may be extended, amended, restated or modified from time to time, the "Loan Agreement"), which is hereby incorporated herein by this reference, pursuant to which the Banks have agreed to make available to the Pledgor up to $100,000,000 on a reducing revolving credit basis and up to $100,000,000 on a term loan basis. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement. The Pledgor may also be indebted to a Bank or an Affiliate of a Bank from time to time in respect of Rate Hedging Obligations.

               C. In order to induce the Pledgee and the Banks to enter into the Loan Agreement and to ensure that the Loans made pursuant to the Loan Agreement will be secured as provided herein, the Pledgor has agreed to pledge its capital stock in the Companies to the Pledgee and grant to the Pledgee a first priority security interest in all of such capital stock as security for the Obligations incurred by the Pledgor under the Loan Agreement.

               D. The Banks have appointed the Pledgee as their agent for the purpose, among other things, of protecting and preserving the security for the repayment of the Pledgor's Obligations under the Loan Agreement.


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                                   AGREEMENTS

               In consideration of the foregoing Recitals, and of the agreements made herein, and of the Loans made or to be made by the Banks to the Pledgor, the Pledgor and the Pledgee, on behalf of the Banks, agree as follows:

               1.     GRANT OF SECURITY INTEREST; PLEDGE.

               1.1. Pledged Collateral. The Pledgor hereby grants to the Pledgee, as agent for the Banks, ratably in proportion to the total Pledge Obligations (as that term is defined below), owing at any time to the Banks, a security interest in, and pledges, assigns and sets over to the Pledgee, for the benefit of the Banks, (a) all of the capital stock and other equity interests in each Company held by it (the "Pledged Shares"), (b) any additional capital stock or other equity interests of any Company hereafter issued or delivered to the Pledgor for any reason, (c) all options, warrants or rights exercisable for or convertible into any such capital stock or other equity interests and (d) all dividends, distributions, cash, property or other securities at any time and from time to time receivable or otherwise distributable in respect thereof, exchanged therefor, derived therefrom, substituted therefor, or otherwise subjected to the lien hereof pursuant to any provision hereof, and the proceeds thereof, including any and all distributions made on or in respect of the foregoing, whether resulting from a subdivision, combination, reorganization of any Company, a reclassification of outstanding capital stock of any Company or received in exchange for any of the foregoing or any part thereof or as a result of any merger, consolidation, acquisition or other sale or exchange of assets or on the liquidation, whether voluntary or involuntary, of any issuer of the Pledged Shares or otherwise (all of which Pledged Shares, additional capital stock or other equity interests, options, warrants, rights, dividends, distributions, cash, property, securities and proceeds are herein called the "Pledged Collateral").

               1.2. Possession of Pledged Collateral. All certificates for the Pledged Shares, certificate for the Pledged Shares, certificates for any additional capital stock, other equity interests, options, warrants or rights, dividends, distributions, cash, property and securities comprising part of the Pledged Collateral shall be delivered to the Pledgee by the Companies or the Pledgor, and the Pledgor hereby authorizes and directs each Company to make such delivery to the Pledgee, and the Pledgor shall deliver to the Pledgee proper instruments of assignment therefor duly executed and endorsed by the Pledgor and such other instruments or documents (including, without limitation, financing statements) as the Pledgee may reasonably request sufficient to perfect the lien of the Pledgee in the Pledged Collateral and, upon the occurrence of an Event of Default, to transfer title thereto to the Pledgee or its nominee. Any Pledged Collateral which may at any time be in the possession of the Pledgor shall be promptly delivered to the Pledgee, and prior thereto, shall be deemed to be held in trust on behalf of the Pledgee as the Pledgee's agent.

               1.3 Obligations Secured. The security interests granted by the Pledgor to the Pledgee under this Agreement secure (a) the payment and performance of all indebtedness, Obligations and liabilities of the Pledgor, arising at any time, now or in the future, pursuant to the Loan Agreement or any Collateral Document, including, without limitation, such obligations



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as are evidenced by the Notes; (b) the payment and performance of all obligations and liabilities of the Pledgor arising at any time and from time to time, now or in the future, pursuant to any agreement with any Bank or any Affiliate of a Bank with respect to Rate Hedging Obligations; (c) performance by the Pledgor of its obligations and agreements set forth herein and in each other Collateral Document to which it is a party; (d) all payments made or expenses incurred by the Pledgee, including, without limitation, reasonable attorneys' fees and legal expenses, in the exercise, preservation or enforcement of any of the rights, powers or remedies of the Pledgee, or in the enforcement of the obligations of the Pledgor, hereunder; and (e) any renewals, continuations or extensions of any of the foregoing (all of which are referred to herein as the "Pledge Obligations").

               1.4 Pledge a First Lien. The security interest of the Pledgee in the Pledged Collateral shall at all times be a first priority lien and security interest securing all of the Pledge Obligations.

               1.5 Stockholder Liability. The security interests granted pursuant hereto are granted as security only and shall not subject the Pledgee or any Bank to any obligation or liability of the Pledgor with respect to any of the Pledged Collateral or any transaction in connection therewith.

               2. VOTING RIGHTS; ETC. So long as no Event of Default, as defined in Section 9 below, shall have occurred and be continuing:

                      (a) The Pledgor shall have the right, from time to time, and for any purpose not inconsistent with the Loan Agreement or this Agreement, to vote and give consents with respect to the Pledged Shares and any additional capital stock, shares or other equity interests of each Company owned by it constituting part of the Pledged Collateral and to consent to or ratify any action taken at, or waive notice of, any meeting of stockholders or any committee of any Company with the same force and effect as if such capital stock were not pledged hereunder;

                      (b) The Pledgee shall, from time to time upon the written request of the Pledgor, give any necessary waivers of notice, consents and powers of attorney or proxies necessary to enable the Pledgor to exercise any of the foregoing rights;

                      (c) The Pledgor shall be entitled to retain and use any and all cash distributions paid on Pledged Collateral which are permitted by and in a manner consistent with the provisions of the Loan Agreement; provided, however, that any and all other distributions made on or in respect of the Pledged Collateral, whether resulting from a subdivision, combination, reorganization of any Company, a reclassification of outstanding shares of any Company or received in exchange for Pledged Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other sale or exchange of assets or on the liquidation, whether voluntary or involuntary, of any issuer of the Pledged Collateral, or otherwise, shall be and become part of the Pledged Collateral pledged hereunder and, if received by any Company


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or the Pledgor, shall forthwith be delivered to the Pledgee to be held subject to the terms of this Agreement; and

                       (d) The Pledgor shall be entitled to exercise any subscription or conversion privileges accruing to it as the owner of the Pledged Collateral to the extent permitted in the Loan Agreement, provided that any additional capital stock or other equity interests of any Company or any other issuer obtained or purchased on account of any such subscription or conversion privileges shall be delivered to and pledged with the Pledgee as part of the Pledged Collateral.

               3. THE PLEDGOR'S REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants that:

                      (a) The Pledged Shares constitute all of the issued and outstanding capital stock of each Company;

                      (b) The Pledged Shares constitute all of the shares of capital stock or other equity interests owned by the Pledgor;

                      (c) The Pledgor has, and has duly exercised, all requisite corporate power and authority to execute, deliver and perform this Agreement;

                      (d) This Agreement has been duly authorized and executed by the Pledgor and constitutes the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or by general principles of equity;

                      (e) The Pledgor is the full legal and beneficial owner of, and has good and marketable title to, the Pledged Shares set forth under its name on Exhibit A hereto, and such Pledged Shares are fully and accurately described on Exhibit A hereto (in each case, as Exhibit A may be supplemented from time to time in accordance with Section 29 hereof.

                      (f) The Pledged Shares have been duly and validly issued, are fully paid and non-assessable, and are free and clear of any Liens, claims, options, demands and equities of third parties, except for the security interest granted hereunder to the Pledgee;

                      (g) The Pledgor's execution and delivery of this Agreement and the performance of its terms will not violate or constitute a default under the terms of (A) any organizational document of the Pledgor or any Company, or
(B) any provision of any agreement, indenture, certificate or other instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to the Pledgor or any Company or the property of the Pledgor or any Company;

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                      (h) Upon delivery to the Pledgee of the stock certificates evidencing the Pledged Shares, duly endorsed in blank, the Pledgee will have, for the benefit of the Banks, a valid first lien upon and perfected security interest in the Pledged Shares and the proceeds thereof;

                      (i) The principal place of business and chief executive office of the Pledgor is set forth below the Pledgor's name on the signature pages hereof;

                      (j) No consent or approval of, or filing with, any governmental authority or other Person, and no waiver of any lien or right of distraint or other similar right, and no license, authorization or declaration of any governmental authority, bureau or agency, is or will be required in connection with the execution, delivery, performance, validity, enforcement or priority of this Agreement or the security interest granted hereby or any agreements, instruments or documents to be executed or delivered pursuant hereto, except that the consent of the FCC may be required in order for the Pledgee to enforce certain of its rights hereunder upon the occurrence and during the continuance of an Event of Default;

                      (k) The pledge of the Pledged Collateral hereunder is effective to vest in the Pledgee the rights of the Pledgee in the Pledged Collateral as set forth herein; and

                      (l) The Pledgor has received, or is entitled to receive, reasonably equivalent value for the obligations and liabilities that it has incurred to the Pledgee and the Banks; the Pledgor is not insolvent as defined in Title 11 of the United States Code, or any other applicable federal or state bankruptcy or insolvency statute, nor, after giving effect to the consummation of the transactions contemplated in the Loan Agreement, including, without limitation, the execution and delivery of the Notes, will the Pledgor be rendered insolvent by the execution and delivery of this Agreement to the Pledgee; the Pledgor has not engaged, nor does it expect to engage, in any business or transaction for which the assets retained by it shall be an unreasonably small capital, taking into consideration the obligations to the Pledgee incurred hereunder; and the Pledgor does not intend to, nor does it believe that it will, incur debts beyond its ability to pay them as they mature.

               4.     CERTAIN COVENANTS.

               4.1    Negative Covenants.  The Pledgor shall not:

                      (a) sell, convey or otherwise dispose of any of the Pledged Collateral or any interest therein or create, incur, or permit to exist any Lien, claim, option, demand or equity of third parties on or with respect to any of the Pledged Collateral or the proceeds thereof, other than as created hereby;

                      (b) enter into or consent to any agreement, indenture, license or other instrument or any amendment or modification thereof which would be violated by, or require the consent or approval of any Person to, the performance or enforcement of this Agreement or permit any of its Subsidiaries to do any of the foregoing;

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                      (c) consent to or approve the issuance of (i) any
additional capital stock or other equity interests of any class of any issuer of Pledged Collateral, (ii) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or nonoccurrence of any event or condition into, or exchangeable for, any such capital stock or other equity securities, or (iii) any warrants, options, rights or other commitments entitling any Person to purchase or otherwise acquire any such capital stock or other equity securities;

                      (d) vote, consent or otherwise act in a manner with respect to the Pledged Collateral which would cause or constitute an Event of Default under or would otherwise be inconsistent with the terms of the Loan Agreement, this Agreement, any other Collateral Document or any related instrument, and nothing contained in Section 2 shall be construed to vary or modify any such terms;

                      (e) agree to amend, modify or supplement the Certificate or Articles of Incorporation or By-Laws of any Company or any other organization or governing documents, unless required by law, if such amendment, modification or supplement would adversely affect in any respect any of the Pledgee's interest, rights or remedies under this Agreement or the Collateral Documents or the ability of the Pledgor or any of its Subsidiaries to pay or perform the Obligations;

                      (f) do or permit any act in contravention of the Certificate or Articles of Incorporation or By-Laws of any Company; or

                      (g) take any action which could reasonably be expected to interfere with, hinder or delay the exercise of the Pledgee's rights under this Agreement or any other Collateral Documents or any other instrument, document or agreement relating to any of the foregoing.

               4.2    Affirmative Covenants.  The Pledgor shall:

                      (a) at its own expense, defend the Pledgee's right, title and security interest in and to the Pledged Collateral against the claims of any other Person;

                      (b) use its best efforts to obtain any consent of the FCC and each other Licensing Authority and each other Person which may be required in connection with the performance or enforcement of this Agreement and any transfer of the Pledged Collateral contemplated hereby, and will cooperate fully with the Pledgee in effecting any such transfer or in connection with the Pledgee's exercise of the rights and remedies granted to the Pledgee pursuant hereto or pursuant to any other Collateral Document;

                      (c) pay and discharge promptly, and in any event before the imposition of any penalty, all taxes and assessments upon any portion of the Pledged Collateral owned by it, except that the Pledgor shall not be required to pay any such tax or assessment the payment of


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which is being contested in good faith and by appropriate proceedings and against which adequate reserves are being maintained;

                      (d) comply in all material respects with all federal, state and local laws, rules and regulations applicable to it or its property or business, the failure to comply with which could reasonably be expected to have a Material Adverse Effect;

                      (e) notify the Pledgee in writing at least thirty days in advance of any change in the Pledgor's chief executive office or principal place of business and execute any financing statements or amendments covering the Pledged Collateral as the Pledgee may from time to time reasonably request;

                      (f) promptly deliver to the Pledgee all material written notices and communications given or received by it with respect to any Pledged Collateral; and

                      (g) pledge hereunder, immediately upon its acquisition, (directly or indirectly) thereof, any and all shares of stock or other equity interest of any Person which, after the date of this Agreement, becomes a Subsidiary of the Pledgor.

               5. RIGHT OF THE PLEDGEE TO DEAL WITH COLLATERAL DOCUMENTS, ETC. The Pledgee may deal in any manner with any Collateral Document to which the Pledgor is not a party in accordance with or as permitted by the terms thereof (as may be amended from time to time), subject in all cases to such approval or agreement by the parties thereto as may be required by the terms of such documents, without notice to or the consent of the Pledgor. No action which the Pledgee may take or fail to take in accordance with or permitted by any Collateral Document to which the Pledgor is not a party (as any of the foregoing may be amended from time to time) pursuant to the foregoing powers shall operate to release any of the Pledged Collateral, terminate or modify the terms of this Agreement or impose any liability on the Pledgee.

               6. RIGHTS OF THE PLEDGEE UPON DEFAULT. Upon the occurrence and during the continuance of any Event of Default, the Pledgee shall, subject to
Section 17 and compliance with all applicable requirements of law, in addition to all other rights and remedies it may have under the Uniform Commercial Code or any other law, have the rights and remedies set forth in this Section 6:

               6.1 Voting and Other Rights. Upon ten days prior written notice to the Pledgor, whether or not the Pledged Collateral shall have been registered in the name of the Pledgee or its nominee, the Pledgee or its nominee shall have, with respect to the Pledged Collateral, the right to exercise all voting rights, and all other stockholder rights and all conversion, exchange, subscription and other rights, privileges or options pertaining thereto as if it were the absolute owner thereof, including, without limitation, the right to exchange any or all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of any Company, or upon the exercise by any Company of any right, privilege, or option pertaining to any of



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the Pledged Collateral, and, in connection therewith, to deliver any of the
Pledged Collateral to any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it; but the Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

               6.2    Sale of Pledged Collateral.

                      (a) Upon at least ten days written notice to the Pledgor, which notice the Pledgor agrees is reasonable, and without further demand, advertisement or notice of any kind, all of which are hereby expressly waived, the Pledgee shall have the right to sell, assign and deliver the whole or any part of the Pledged Collateral, at any time or times, within or without Charlotte, North Carolina, at public or private sale or at any broker's board or on any securities exchange, for cash, on credit, or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Pledgee may determine to be commercially reasonable, and in connection therewith the Pledgee or any Bank at any sale may bid for or purchase the whole or any part of the Pledged Collateral so offered for sale, free from any right of redemption, stay or appraisal on the part of the Pledgor, all of which rights the Pledgor hereby waives and releases, to the full extent permitted by law.

                      (b) (i) If at any time or times, in the opinion of the Pledgee, it should be necessary or desirable, in order for the Pledgee to dispose of all or any part of the Pledged Collateral in any sale or sales pursuant hereto, to comply with or to register or quality all or any part of the Pledged Collateral under the Securities Act of 1933, as amended (the "Securities Act"), or under any similar Federal statute then in effect, or any rules or regulations thereunder, and/or to comply with the laws, rules and regulations of any state regulating the sale of securities, the Pledgor shall, upon the request of the Pledgee, as expeditiously as possible and in good faith, use its best efforts to cause each Company to effect and continue such registration, qualification and compliance. The Pledgor further shall, and shall cause each Company to, indemnify and hold harmless the Pledgee and any underwriter from and against any claims and liabilities caused by any untrue statement of a material fact or omission to state a material fact required to be stated in any registration statement, offering circular or prospectus used in connection with such registration, qualification or compliance, or necessary to make the statements therein not misleading, except insofar as such claims or liabilities are caused by any untrue statement or omission based upon or in conformity with information furnished by the Pledgee expressly for the purpose of inclusion in such registration statement, offering circular or prospectus.

                             (ii) Notwithstanding the foregoing, the Pledgor
recognizes that the Pledgee may be unable to effect a public sale of all or a part of the Pledged Collateral or that it may be commercially unreasonable to do so, and may find it appropriate or necessary to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at places and on terms less favorable to the seller than if sold at public sales and


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agrees that such private sales shall not by reason thereof be deemed to have been made in a commercially unreasonable manner, and that the Pledgee shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act or any other applicable securities law.

                             (iii) The Pledgee shall be authorized at any sale
to restrict the prospective bidders or purchasers to Persons who will be eligible to hold or control the applicable Licenses under FCC and other governmental regulations, the terms of the Licenses and other applicable law, rules and regulations.

                             (iv) The Pledgee may take all such further acts as
it may in its reasonable discretion deem necessary or advisable for the Pledgee's or the Banks' protection or for compliance with any provision of law, even if such act might, whether by limiting the market or by adding to the costs of sale or otherwise, reduce prices that might otherwise be obtained for the Pledged Collateral being sold or otherwise restrict the net proceeds available from the sale thereof. Upon consummation of any such sale, the Pledgee shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives, to the full extent permitted by law, all rights of redemption, stay or appraisal which the Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. For purposes of this Section 6.2, an agreement to sell all or any part of the Pledged Collateral shall be treated as a sale of such Pledged Collateral, and the Pledgee shall be free to carry out the sale of any Pledged Collateral pursuant to any such agreement and the Pledgor shall not be entitled to the return of any such Pledged Collateral subject thereto, notwithstanding that after the Pledgee shall have entered into such an agreement, all Events of Default may have been remedied.

                      (c) The proceeds of any sale, collection or other realization upon or of the Pledged Collateral shall be applied (i) first, to the actual expenses incurred by the Pledgee in connection with this Agreement or the exercise of any right or remedy hereunder, or any sale or disposition, including, without limitation, the expenses of taking, holding, advertising and preparing the Pledged Collateral for sale or disposition, the expenses incurred in registering the Pledged Collateral as provided in Section 6.2(b)(i), all court costs and the Pledgee's reasonable attorneys' fees, (ii) next, to all advances made by the Pledgee hereunder for the account of the Pledgor and all costs and expenses paid or incurred by the Pledgee in connection with this Agreement or any right or remedy hereunder, (iii) next, pro rata to the Banks, to the principal of and interest on the Notes and all other Pledge Obligations, and (iv) lastly, any surplus to the Pledgor, except as otherwise required by law or as a court of competent jurisdiction may otherwise direct. The Pledgor and each other Person which may become liable on or with respect to the Notes shall nevertheless remain liable for any deficiency.

               6.3 Rights Cumulative. The rights and the remedies provided in this Agreement are cumulative and in addition to any rights and remedies which the Pledgee may


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have under the Loan Agreement, the Notes, any other Collateral Document or at law (including, without limitation, under the Uniform Commercial Code) or in equity.

               7. WAIVER. The Pledgor hereby waives, releases and discharges, to the full extent permitted by law, any right which it has or may have at law, in equity or by statute, to require the Pledgee to pursue or otherwise avail itself of any rights or remedies which it has or may have against any Company or any other Person with respect to the payment of the Notes or performance of the terms, covenants and conditions of the Loan Agreement and Collateral Documents or to pursue or exhaust any of its rights or remedies with respect to any other security for the satisfaction of the Pledge Obligations or the performance of the terms, covenants and conditions of the Loan Agreement. The Pledgor hereby waives and releases any right of marshaling of assets which it might otherwise have.

               8. PLEDGOR'S RIGHT OF SUBROGATION OR REIMBURSEMENT. The Pledgor shall not have any right of subrogation or reimbursement with respect to the Loan Agreement, the Notes or any other Collateral Document unless and until such time as the Pledgee and the Banks shall have received indefeasible payment in full in cash of all principal of and interest owed to them with respect to the Loan Agreement and the Notes and of all other Pledge Obligations.

               9. EVENT OF DEFAULT DEFINED. The occurrence of any "Event of Default", as defined in the Loan Agreement, shall be an "Event of Default" under this Agreement.

               10. THE PLEDGEE APPOINTED ATTORNEY-IN-FACT. The Pledgor hereby irrevocably constitutes and appoints the Pledgee as its attorney-in-fact, effective upon, and during the continuance of, an Event of Default, with full power of substitution, for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Pledgee shall have the right with full power of substitution, either in the name of the Pledgee or in the name of the Pledgor, effective upon, and during the continuance of, an Event of Default, to ask for, demand, sue for, collect, review, receipt and give acquittance for any and all moneys due or to become due by virtue of any Pledged Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Pledged Collateral or any part thereof or on account thereof, and to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Pledgee to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice, or take any action with respect to the Pledged Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Pledgee or omitted to be taken with respect to the Pledge Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Pledgor or to any claim or action against the Pledgee or the Banks, except


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for the gross negligence or willful misconduct of the Pledgee or such Bank as finally determined by a court of competent jurisdiction.

               11. DISCHARGE OF THE PLEDGOR. At such time as all of the principal of and interest on the Notes, together with any and all other Pledge Obligations shall have been fully, irrevocably and indefeasibly paid in cash and satisfied, and the Pledgee and the Banks shall not have any further obligations or commitments under the Loan Agreement, then all rights and interests in such Pledged Collateral as shall not have been sold or otherwise applied by the Pledgee pursuant to the terms hereof and shall still be held by it shall forthwith be transferred and delivered, together with any termination statements or other instruments necessary to evidence the termination of the interests of the Pledgee therein, without recourse or representation, to the Pledgor at the Pledgor's expense, and the right, title and interest of the Pledgee therein shall cease. Notwithstanding the foregoing, this Agreement shall continue to be effective or be reinstated and relate back to such time as though this Agreement had always been in effect, as the case may be, if at any time any amount received by the Pledgee or any Bank in respect of the Pledge Obligations is rescinded or must otherwise be restored or returned by the Pledgee or such Bank upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Company or the Pledgor or any Affiliate of any Company or the Pledgor or upon the appointment of any intervenor or conservator of, or trustee or similar official for, any Company or the Pledgor or any Affiliate of any Company or the Pledgor or any substantial part of its properties, or otherwise, all as though such payments had not been made.

               12. NOTICES. All notices, demands and requests required or permitted to be given under the provisions of this Agreement shall be in writing and shall be deemed to have been duly delivered and received if given in accordance with the provisions of the Loan Agreement with the address of the Pledgor being as set forth following its signature on the signature page of this Agreement.

               13.     REIMBURSEMENT OF THE PLEDGEE.

               13.1 Indemnity. The Pledgor hereby agrees to indemnify and hold harmless the Pledgee, the Banks and their respective officers, directors, employees and agents (to the full extent permitted by law) from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of any nature whatsoever, and to reimburse the Pledgee, the Banks and their respective officers, directors, employees and agents, for all costs and expenses, including legal fees and disbursements, growing out of or resulting from the Pledgor's breach of, or failure to perform, this Agreement. In no event shall the Pledgee or any Bank be liable to the Pledgor for any action, matter or thing in connection with this Agreement other than gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction and to account for moneys or Pledged Collateral actually received by the Pledgee in accordance with the terms hereof.

               13.2 Action for the Pledgor. If the Pledgor shall fail to do any act or thing which it has covenanted to do hereunder or if any representation or warranty of the Pledgor hereunder shall be breached, the Pledgee may (but shall not be obligated to) do the same or cause it to be done, or remedy any such breach, and there shall be added to the Pledge Obligations the cost or expense incurred by the Pledgee in so doing, and any and all amounts expended by the Pledgee in taking any such action shall be secured by this Agreement and shall bear interest at the Default Interest Rate.

               14. FURTHER ASSURANCES. The Pledgor shall join with the Pledgee in executing, at the Pledgor's expense, such notices, financing statements or other documents or instruments, in form and substance reasonably satisfactory to the Pledgee, as the Pledgee may deem to be necessary or appropriate for the perfection of the security interests of the Pledgee hereunder. In addition, the Pledgor shall do such further acts and things and execute and deliver to the Pledgee such additional conveyances, assignments, agreements, financing statements and instruments as the Pledgee may at any time and from time to time reasonably request in connection with the administration and enforcement of this Agreement or relatives to the Pledged Collateral or any part thereof or in order to assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

               15. REGISTRATION OF PLEDGE. The Pledgor hereby agrees, to the extent necessary to perfect the Pledgee's Lien in the Pledged Collateral, to request and direct each Company to register on the books of such Company the security interests and pledge granted by the Pledgor to the Pledgee pursuant to this Agreement.

               16. NO WAIVER; SECURITY INTEREST ABSOLUTE. No failure on the part of the Pledgee to exercise, and no delay on its part in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or the further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies at law or in equity. All rights of the Pledgee, the security interest granted hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

                      (a) any lack of validity or enforceability of the Loan Agreement, the Notes, any other Collateral Document, any other related instrument or any other agreement or instrument relating thereto;

                      (b) any change in the time, manner or place of payment of, or in any other term in respect of, or any increase in the amount of, all or any of the Pledge Obligations, or any other amendment or waiver of any term of, or any consent to any departure from any requirement of, the Loan Agreement, the Notes, any other Collateral Document or any other related instrument; or

                      (c) any exchange or release of, or non-perfection of any Lien or security on or in, any other collateral, or any release or amendment or waiver of any term of, or any consent to any departure from any requirement of, the Loan Agreement, any other Collateral Document or any guarantee, for all or any of the Pledge Obligations.

               17.    FCC AND OTHER LICENSING AUTHORITY COMPLIANCE.

                      (a) Notwithstanding any other provision of this Agreement, any foreclosure on, sale, transfer or other disposition of, or the exercise of any right to vote or consent with respect to, any of the Pledged Collateral as provided herein or any other action taken or proposed to be taken by the Pledgee hereunder which would affect the operational, voting or other control of the Pledgor or any or its Subsidiaries which holds any FCC License shall be made in accordance with the Communications Act of 1934, as amended, the terms of any applicable Licenses and any other applicable law, rules and regulations.

                      (b) If an Event of Default shall have occurred and be continuing, the Pledgor shall take any action which the Pledgee may request in the exercise of its rights and remedies under this Agreement in order to transfer and assign to the Pledgee, any Bank, or to such one or more third parties as the Pledgee may designate, or to a combination of the foregoing, any or all of the Pledged Collateral. To enforce the provisions of this Section, the Pledgee is empowered to seek from the FCC and any other Licensing Authority, to the extent required, consent to or approval of an involuntary transfer of control of the Pledgor and any of its Subsidiaries which holds an FCC License for the purpose of seeking a bona fide purchaser to whom control will ultimately be transferred. The Pledgor hereby agrees to authorize such an involuntary transfer of control upon the request of the Pledgee and, without limiting any rights of the Pledgee under this Agreement, authorize the Pledgee to nominate a trustee or receiver to assume control, subject only to any required judicial, FCC and other governmental consent, of the Pledgor or any such Subsidiary pending and in order to effectuate the transactions contemplated by Section 6.2. Such trustee or receiver shall have all the rights and powers as provided to it by law, court order or to the Pledgee under this Agreement. The Pledgor shall cooperate fully and cause each of its Subsidiaries to cooperate fully in obtaining any required consent of the FCC or any other governmental body required to effectuate the foregoing. The Pledgor shall further use its best efforts to assist in obtaining any consent or approval of the FCC and any other governmental body, if required, for any action or transactions contemplated by this Agreement, including, without limitation, the preparation, execution and filing with the FCC of the assignor's or transferor's portion of any application or applications for consent to the assignment of the Pledgor's or any of its Subsidiaries' FCC Licenses or the transfer of control necessary or appropriate under the FCC's rules and regulations for approval of the transfer or assignment of any portion of such FCC Licenses or the Pledged Collateral.

                      (c) The Pledgor acknowledges that consent of the FCC and any other governmental body for transfer of control of the Licenses of the Pledgor or any of its Subsidiaries is integral to the Pledgee's realization of the value of the Pledged Collateral, that there is no adequate remedy at law for failure by the Pledgor to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agrees that the agreements contained in this Section may be specifically enforced.

                      (d) Notwithstanding anything to the contrary contained in this Agreement, the Pledgee shall not, without first obtaining any consent or approval of the FCC and any other applicable governmental body, taken any action pursuant to this Agreement which would constitute or result in any change of control of the Pledgor or any of its Subsidiaries which holds an FCC License if any such change in control would require, under then existing law, the prior approval of the FCC or such other governmental body.

                      (e) Notwithstanding anything herein to the contrary, prior to the occurrence of an Event of Default and receipt of consent of the FCC and any other applicable governmental body to the transfer of control of the Pledgor or any of its Subsidiaries which holds an FCC License, this Agreement and the transactions contemplated hereby do not and will not constitute, create, or have the effect of constituting or creating, directly or indirectly, actual or practical ownership of the Pledgor or any such Subsidiary by the Pledgee or any of the Banks or control, affirmative or negative, direct or indirect, by the Pledgee or any of the Banks over the management or any other aspect of the operation of the Pledgor or any such Subsidiary, which ownership and control remain exclusively and at all times in the Pledgor and such Subsidiary, as the case may be.

               18. RESTRICTIONS ON TRANSFERS OF STOCK NOT APPLICABLE. The Pledgor hereby agrees that the pledge of the Pledged Collateral to the Pledgee hereunder and the sale of the Pledged Collateral by the Pledgee in accordance with the provisions of this Agreement shall be free from restrictions on the transfer of capital stock or other equity interests of each Company, if any, contained in the Certificate or Articles of Incorporation, By-Laws or other organizational document of such Company or in any agreement among the stockholders of such Company. The Pledgor hereby consents to the exercise by the Pledgee of any of its rights and remedies hereunder upon the occurrence and during the continuance of an Event of Default and agrees that the Pledgee shall have the right to exercise such rights and remedies in accordance with the terms hereof upon the occurrence and during the continuance of an Event of Default notwithstanding any restrictions set forth in the Certificate or Articles of Incorporation, By-Laws or other organizational document of any Company or in any agreement among the stockholders of any Company.

               19. MODIFICATION. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived either generally or in a particular instance, and either retroactively or prospectively, only with the written consent of the Pledgor and the Pledgee. No waiver or any single breach of default under this Agreement shall be deemed a waiver of any other breach or default.

               20. SUCCESSORS AND ASSIGNS. Subject to the limitations upon the sale, lease, transfer or other disposition of the Pledged Collateral by the Pledgor set forth herein and in the Loan Agreement, all of the covenants, conditions and agreements herein contained shall be binding upon the Pledgor and its successors and assigns; provided, however, that the Pledgor may not assign or transfer any of its rights or obligations hereunder without the prior written consent of all the Banks and the Pledgee. This Agreement shall inure to the benefit of the permitted successors and assigns of the Pledgee and the Banks, and, in the event of any transfer or assignment of rights by the Pledgee or the Banks, the rights and privileges herein conferred upon the transferring Pledgee or Bank shall automatically extend to and be vested in such permitted transferee or assignee, all subject to the terms and conditions hereof.

               21. GOVERNING LAW. THIS AGREEMENT AND THE DUTIES, RIGHTS, POWERS AND REMEDIES OF THE PARTIES HERETO SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF GEORGIA, WITHOUT REGARD TO ANY CONFLICTS OF LAWS PROVISIONS THEREOF. THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY DISCUSSED BY THE PLEDGEE AND THE PLEDGOR AND SHALL BE SUBJECT TO NO EXCEPTIONS. THE PLEDGOR HAS MADE THIS CHOICE OF GOVERNING LAW KNOWINGLY AND WILLINGLY AND AFTER CONSULTING WITH ITS COUNSEL. NEITHER THE PLEDGEE NOR THE PLEDGOR HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

               22. ENFORCEMENT. THE PLEDGOR (A) HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE STATE COURTS OF THE STATE OF GEORGIA AND TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OFGEORGIA, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF BROUGHT BY THE AGENT OR THE BANKS OR THEIR SUCCESSORS OR ASSIGNS AND (B) HEREBY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCOVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT, AND (C) HEREBY WAIVES AND AGREES NOT TO SEEK ANY REVIEW BY ANY COURT OF ANY OTHER JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF THE JUDGMENT OF ANY SUCH GEORGIA STATE OR FEDERAL COURT. THE PLEDGOR HEREBY CONSENTS TO SERVICE OF PROCESS BY REGISTERED MAIL AT THE ADDRESS TO WHICH NOTICES ARE TO BE GIVEN. THE PLEDGOR AGREES THAT ITS SUBMISSION TO JURISDICTION AND ITS CONSENT TO SERVICE OF PROCESS BY MAIL IS MADE FOR THE EXPRESS BENEFIT OF THE AGENT AND THE BANKS. FINAL JUDGMENT AGAINST THE PLEDGOR IN ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT, ACTION OR PROCEEDING ON THE JUDGMENT, OR IN ANY OTHER MANNER PROVIDED BY OR PURSUANT TO THE LAWS OF SUCH OTHER JURISDICTION; PROVIDED, HOWEVER, THAT THE AGENT OF THE BANKS MAY AT THEIR OPTION BRING SUIT, OR INSTITUTE OTHER JUDICIAL PROCEEDINGS, AGAINST THE PLEDGOR OR ANY OF ITS ASSETS IN ANY STATE OR FEDERAL COURT OF THE UNITED STATES OR OF ANY COUNTRY OR PLACE WHERE THE PLEDGOR, OR SUCH ASSETS, MAY BE FOUND.

               23. JURY TRIAL WAIVER. THE PLEDGOR AND THE PLEDGEE EACH WAIVES IRREVOCABLY, TO THE EXTENT PERMITTED BY LAW, ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE PLEDGEE OR ANY BANK AND THE PLEDGOR ARISING OUT OF, IN CONNECTION WITH, RELATING TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR THE NOTES OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE PLEDGOR AND THE PLEDGEE ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. THE PLEDGOR AND THE PLEDGEE FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (UNLESS EXPRESSLY MODIFIED IN WRITING BY ALL PARTIES HERETO), AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

               24. SEPARABILITY. If any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of all remaining provisions shall not in any way be affected or impaired. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

               25. ADMINISTRATIVE AGENT. The parties hereby acknowledge and reaffirm that the Pledgee has been designated to act as administrative agent for the Banks. All rights and remedies of the Pledgee hereunder may be exercised by the Pledgee on behalf of, and as administrative agent for, the Banks. The Banks may, pursuant to the terms of the Loan Agreement, appoint a successor administrative agent, who shall, upon appointment, succeed to all the rights and obligations of the Pledgee hereunder. The Pledgor acknowledges that the rights of the Pledgee hereunder are for the benefit of each Bank, and that, upon the termination of the appointment of an administrative agent under the Loan Agreement and the failure of the Banks to appoint a successor administrative agent thereunder, the rights of the Pledgee under the covenants, conditions and agreements hereof shall inure to the benefit of the Banks. At any time or times, in order to comply with any legal requirement in any jurisdiction, the Pledgee may in good faith appoint one or more other Persons, either to act as co-agent or co-agents, jointly with the Pledgee, or to act as separate agent or agents on behalf of the Pledgee and the holders of the Pledge Obligations, with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument or appointment (which may, in the discretion of the Pledgee, include provisions for the protection of such co-agent or separate agent similar to the provisions herein).

               26. SECTION HEADINGS. The section headings contained herein are for reference only and shall not in any way affect the meaning and interpretation of this Agreement.

               27. PRONOUNS. Any pronoun used herein shall be construed in the person, number and gender which is appropriate in the context.

               28. COUNTERPARTS. This Agreement may be executed in any number of counterparts or duplicate originals, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

               29. SUPPLEMENTS TO EXHIBIT A. Upon the execution and delivery after the date hereof by the Borrower of an instrument substantially in the form of Annex 1 attached hereto, Exhibit A shall be deemed to include the corporations listed therein and this Agreement shall extend to the amounts issued and outstanding capital stock set forth therein. The rights of the Pledgee in respect of the capital stock described in Exhibit A as of the date first written above shall remain in full force and effect, notwithstanding any subsequent supplement to Exhibit A under this Section 29.

                      [Remainder of This Page Intentionally Left Blank]

               IN WITNESS WHEREOF, the parties have caused this Borrower Pledge Agreement to be executed on the date first above written.

                               PLEDGOR:

                               GRAY COMMUNICATIONS SYSTEMS, INC.

                               c/Frederick J. Erickson
                               --------------------------------------------
                                  Frederick J. Erickson
                                  Chief Financial Officer

                               Address:  126 North Washington Street
                                         Albany, Georgia 31701
                                         Attention: William A. Fielder, III


                               PLEDGEE:

                               NATIONSBANK, N.A.


                               c/Melinda Bergbom
                               -------------------------------------------
                                  Melinda Bergbom
                                  Senior Vice President

                               Address:  600 Peachtree Street, N.E.
                                         19th Floor
                                         Atlanta, Georgia  30308
                                         Attention: Financial Strategies Group

                                     ANNEX 1


        SUPPLEMENT NO. __, dated as of _____________, to the Amended and Restated Borrower Pledge Agreement, dated as of July 31, 1998 (the "Agreement"), by and between Gray Communications Systems, Inc., as Pledgor, and NationsBank, N.A., as Administrative Agent (all capitalized terms used herein but not otherwise defined herein shall have the meaning assigned to such terms in the Agreement as the same may be hereafter amended or supplemented from time to time).

        The Pledgor is executing this Supplement in accordance with the requirements of the Loan Agreement and of the Agreement as additional consideration for any Loans previously made.

        Accordingly, the Pledgor agrees as follows:

               (a) In accordance with Section 29 of the Agreement, the Pledgor by signing below hereby represents and warrants that it owns issued and outstanding capital stock of the corporations listed below in the amounts listed below. Each reference to a "Company" or the "Companies" in the Agreement shall be deemed to include the corporations listed below, and the Agreement is hereby incorporated by this reference.

             Corporation                                        Stock

-------------------------------------             ------------------------------
-------------------------------------             ------------------------------
-------------------------------------             ------------------------------



               (b) This Supplement shall become effective upon the execution hereof by the Pledgor and the delivery of this Supplement to the Administrative Agent.

               (c) Except as expressly supplemented hereby, the Agreement shall remain in full force and effect.

               (d) This Supplement shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Georgia without regard to the conflicts of law principles thereof.

        IN WITNESS WHEREOF, the Pledgor has signed and delivered this Supplement to the Agreement as of the day and year first above written.


                                                   -----------------------------
                                                   By:  ------------------------
                                                        Name: ------------------

                                                        Title: -----------------

                           AGREEMENT OF THE COMPANIES


               In order to induce the Pledgee and the Banks to enter into the Loan Agreement, and knowing they are doing so in reliance hereupon, each Company is executing this instrument.

               Each Company hereby acknowledges the directions of the Pledgor pursuant to Section 1.2 and Section 15 of the Borrower Pledge Agreement and agrees to abide thereby.

               Each Company represents and warrants to the Pledgee that (i) the security interests and the pledge granted by the Pledgor to the Pledgee pursuant to the Borrower Pledge Agreement have been duly registered on the books of such Company and (ii) it has received no notice of, and has no knowledge of, any other assignment of, or Lien upon, all or any part of the Pledged Collateral.

               Defined terms used in this instrument shall have the respective meanings ascribed to them in the Borrower Pledge Agreement.

               IN WITNESS WHEREOF, the Companies have caused this instrument to be executed as of the date of the Borrower Pledge Agreement.

COMPANIES:

                                      THE ALBANY HERALD PUBLISHING
                                          COMPANY, INC.

                                      c/Frederick J. Erickson
                                      ------------------------------------
                                             Frederick J. Erickson
                                             Chief Financial Officer


                                      GRAY KENTUCKY TELEVISION, INC.

                                      c/Frederick J. Erickson
                                      ------------------------------------
                                             Frederick J. Erickson
                                             Chief Financial Officer


                                      GRAY REAL ESTATE & DEVELOPMENT COMPANY

                                      c/Frederick J. Erickson
                                      ------------------------------------
                                             Frederick J. Erickson
                                             Chief Financial Officer

                                      GRAY TELEVISION MANAGEMENT, INC.

                                      c/Frederick J. Erickson
                                      ------------------------------------
                                             Frederick J. Erickson
                                             Chief Financial Officer


                                      GRAY TRANSPORTATION COMPANY, INC.

                                      c/Frederick J. Erickson
                                      ------------------------------------
                                             Frederick J. Erickson
                                             Chief Financial Officer


                                      PORTA-PHONE PAGING LICENSEE CORP.

                                      c/Frederick J. Erickson
                                      ------------------------------------
                                             Frederick J. Erickson
                                             Treasurer


                                      THE ROCKDALE CITIZEN PUBLISHING
                                        COMPANY

                                      c/Frederick J. Erickson
                                      ------------------------------------
                                             Frederick J. Erickson
                                             Chief Financial Officer


                                      THE SOUTHWEST GEORGIA SHOPPER, INC.

                                      c/Frederick J. Erickson
                                      ------------------------------------
                                             Frederick J. Erickson
                                             Chief Financial Officer


                                      WEAU LICENSEE CORP. (f/k/a WALB
                                      Licensee Corp.)

                                      c/Frederick J. Erickson
                                      ------------------------------------
                                             Frederick J. Erickson
                                             Treasurer

                                      WEAU-TV, INC. (f/k/a WALB-TV, Inc.)

                                      c/Frederick J. Erickson
                                      ------------------------------------
                                             Frederick J. Erickson
                                             Chief Financial Officer


                                      WCTV LICENSEE CORP.

                                      c/Frederick J. Erickson
                                      ------------------------------------
                                             Frederick J. Erickson
                                             Treasurer


                                      WJHG LICENSEE CORP.

                                      c/Frederick J. Erickson
                                      ------------------------------------
                                             Frederick J. Erickson
                                             Treasurer


                                      WKYT LICENSEE CORP.

                                      c/Frederick J. Erickson
                                      ------------------------------------
                                             Frederick J. Erickson
                                             Treasurer


                                      WRDW LICENSEE CORP.

                                      c/Frederick J. Erickson
                                      ------------------------------------
                                             Frederick J. Erickson
                                             Treasurer


                                      WRDW-TV, INC.

                                      c/Frederick J. Erickson
                                      ------------------------------------
                                             Frederick J. Erickson
                                             Chief Financial Officer

                                      WVLT LICENSEE CORP.

                                      c/Frederick J. Erickson
                                      ------------------------------------
                                             Frederick J. Erickson
                                             Treasurer


                                      WVLT-TV, INC.

                                      c/Frederick J. Erickson
                                      ------------------------------------
                                             Frederick J. Erickson
                                             Chief Financial Officer


                                      WYMT LICENSEE CORP.

                                      c/Frederick J. Erickson
                                      ------------------------------------
                                             Frederick J. Erickson
                                             Treasurer


                                      KTVE-TV, INC.

                                      c/Frederick J. Erickson
                                      ------------------------------------
                                             Frederick J. Erickson
                                             Chief Financial Officer


                                      GRAY MIDAMERICA HOLDINGS, INC.
                                      (f/k/a Busse Broadcasting Corporation)

                                      c/Frederick J. Erickson
                                      ------------------------------------
                                             Frederick J. Erickson
                                             Chief Financial Officer


                                      KOLN/KGIN, INC.

                                      c/Frederick J. Erickson
                                      ------------------------------------
                                             Frederick J. Erickson
                                             Chief Financial Officer

                                      KOLN/KGIN LICENSE, INC.

                                      c/Frederick J. Erickson
                                      ------------------------------------
                                             Frederick J. Erickson
                                             Treasurer


                                      WITN-TV, INC.

                                      c/Frederick J. Erickson
                                      ------------------------------------
                                             Frederick J. Erickson
                                             Chief Financial Officer


                                      WITN LICENSEE CORP.

                                      c/Frederick J. Erickson
                                      ------------------------------------
                                             Frederick J. Erickson
                                             Treasurer


                                      GRAY FLORIDA HOLDINGS, INC.

                                      c/Frederick J. Erickson
                                      ------------------------------------
                                             Frederick J. Erickson
                                             Chief Financial Officer


                                      LYNQX COMMUNICATIONS, INC.
                                      (f/k/a Gulf Link Communications, Inc.)

                                      c/Frederick J. Erickson
                                      ------------------------------------
                                             Frederick J. Erickson
                                             Chief Financial Officer